UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: May 20, 2008
(Date of earliest event reported)
eResearchTechnology, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-29100	22-3264604

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 South 17th Street, Philadelphia, PA	19103

(Address of principal executive offices)	(Zip Code)
215-972-0420
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On May 20, 2008, eResearchTechnology, Inc. (“eRT”) issued a press release announcing that Richard Baron has informed eRT that he will resign as Executive Vice President and Chief Financial Officer effective June 17, 2008 and will become chief financial officer of Avid Radiopharmaceuticals, Inc. a privately-held company based in Philadelphia. Effective on June 17, 2008, Steven M. Eisenstein, who is 44 and has been eRT’s Controller for seven years and a Vice President since May 2005, will become eRT’s interim chief financial officer and principal financial and accounting officer, while Michael J. McKelvey, eRT’s President and Chief Executive Officer, will assume the non-financial responsibilities currently performed by Mr. Baron, including investor relations and certain operating functions. Mr. Baron will be assisting in the transition and a search for a permanent chief financial officer will commence. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Exhibit 99.1 Press release dated May 20, 2008 of eResearchTechnology, Inc.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eResearchTechnology, Inc. (Registrant)
Date: May 20, 2008	By:	/s/ Michael J. McKelvey
Michael J. McKelvey,
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated May 20, 2008 of eResearchTechnology, Inc.